SCHEDULE 14A
                   (RULE 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT

                 SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
           Securities Exchange Act of 1934 (Amendment No.  )

Filed by registrant  X          Filed by a party other than
                   ---          registrant -----

Check the appropriate box:

---Preliminary proxy statement

 X Definitive proxy statement

---Definitive additional materials

---Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

---Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

             ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.
          (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------
  (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X   $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or
    14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.

--- $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

--- Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: COMMON STOCK

(2)  Aggregate number of securities to which transactions
               applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).: N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

(5)  Total fee paid:  N/A

---  Fee paid previously with preliminary materials.

--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:


     ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.
                 36 Auburn Street
           Chelsea, Massachusetts  02150

      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
            To be held December 15, 1995

To the Shareholders of Original Italian Pasta Products Co., Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Original Italian Pasta Products Co., Inc., will be held at the offices of Original Italian Pasta Products Co.,Inc., 36 Auburn Street, Chelsea, Massachusetts on December 15, 1995, at 10:00 o'clock A.M., Eastern Standard Time, for the following purposes:

     1. To elect three (3) directors to the Board of Directors of the Company. The Directors nominated for election are: Paul K. Stevens, Walter D. Wekstein and Steven S. Zenlea.

     2. To consider and act upon the matter of ratifying the selection of Price Waterhouse L.L.P. as independent accountants for the Company for the fiscal year ending June 30, 1996.

     3. To consider and vote upon all other matters which may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record of the Company at the close of business on October 31, 1995 are entitled to notice of and to vote at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE VOTED AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. EVEN IF YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES OF STOCK WILL BE REPRESENTED AT THE MEETING.

     A shareholder executing the enclosed proxy has the power to revoke it at any time prior to the exercise thereof by advising the Company of said revocation in person at the Annual Meeting or by a writing addressed to the President of the Company.

Dated:  November 6, 1995

                          PAUL K. STEVENS
                          Chairman of the Board,
                          Chief Executive Officer,
                          Chief Operating Officer and President

            ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.
                     	36 Auburn Street
                    Chelsea, Massachusetts 02150

                 ANNUAL MEETING OF SHAREHOLDERS
                        PROXY STATEMENT

     THIS SOLICITATION OF PROXIES IS BEING MADE BY THE BOARD OF DIRECTORS
OF ORIGINAL ITALIAN PASTA PRODUCTS CO., INC. (THE "COMPANY").  	The Company
will bear the cost of solicitation. There will be no solicitation other than by mail, telephone or direct contact by officers, directors and employees of the Company. The Company will reimburse all expenses incurred by brokerage houses, custodians, nominees and fiduciaries who mail copies of this proxy statement, the proxy and the notice of meeting to beneficial owners. November 9, 1995 is the approximate date on which this proxy statement and the accompanying form of proxy are first available to security holders.

     The Company's only class of stock outstanding is its common stock, $.02 par value, of which there were 1,899,885 shares outstanding as of the record date and which are entitled to vote at the Annual Meeting.

     The Board of Directors has fixed the close of business on October 31, 1995 as the record date for the determination of the holders of common stock entitled to notice of, and to vote at, the Annual Meeting.

     A shareholder executing the enclosed proxy has the power to revoke it at any time prior to the exercise thereof by advising the Company of said revocation in person at the Annual Meeting or by a writing addressed to the President of the Company.

     The Annual Report of the Company for the fiscal year ended
June 30, 1995 is being mailed to the shareholders along with this proxy statement and the accompanying proxy and notice of meeting.


     THE COMPANY WILL PROVIDE, WITHOUT CHARGE AND UPON WRITTEN REQUEST OF ANY PERSON WHO IS SOLICITED BY THIS PROXY SOLICITATION BUT WHO DOES NOT RECEIVE THE COMPANY'S FORM 10-KSB AND ANY AMENDMENTS THERETO
(MAILED TO SHAREHOLDERS AS THE ANNUAL REPORT OF THE COMPANY) FOR THE FISCAL YEAR ENDED JUNE 30, 1995, A COPY OF THE COMPANY'S FORM 1O-KSB
AND ANY AMENDMENTS THERETO (INCLUDING THE FINANCIAL STATEMENTS AND
THEIR SCHEDULES, BUT NOT INCLUDING THE EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1995. THE EXHIBITS TO THE FORM 10-KSB AND ANY AMENDMENTS THERETO ARE AVAILABLE UPON PAYMENT OF REASONABLE DUPLICATION
AND MAILING EXPENSES.  REQUESTS FOR SUCH FORM 10-KSB, ANY
AMENDMENTS THERETO AND/OR EXHIBITS SHOULD BE ADDRESSED IN
WRITING TO MR. PETER STEVENS, TREASURER, ORIGINAL ITALIAN PASTA
PRODUCTS CO., INC., 36 AUBURN STREET, CHELSEA, MA.  02150.

         PRINCIPAL AND MANAGEMENT SHAREHOLDERS

     The following table sets forth certain information as of September 13, 1995 with respect to the common stock of the Company by (1) any person (including any "group" as that term is defined in the Securities Exchange Act of 1934) who is known to the Company to be a beneficial owner of more than five percent (5%) of the outstanding common stock of the Company, (2) each director of the Company and (3) all directors and officers of the Company as a group:

Name and Address           Amount and Nature             Percent
of Beneficial Owner (1)    of Beneficial Ownership (1)   of Class
-----------------------    ---------------------------   --------
Paul K. Stevens,              525,700(2)                  24.5%
Chief Executive Officer,
Chief Operating Officer,
President and Director
1088 Main Street
Hingham, MA  02043

Katy Industries, Inc.         453,585                     23.9%
6300 S. Syracuse Way, Suite 300
Englewood, CO  80111

Peter N. Giacomozzi            17,800(3)                    *
Director
60 Wildwood Avenue
Braintree, MA  02184

Walter D. Wekstein             35,000(4)                   1.8%
Clerk and Director
282 Beacon Street
Boston, MA  02116

Steven S. Zenlea               60,000(5)                   3.1%
Nominee for Director
3 Sawmill Pond Road
Sharon, MA  02067

All officers and              684,067(2,3,4,5,6)          29.9%
directors as a group
(5 persons)

* = less than 1 percent
--------------------------

(1) All of the individuals listed are the record and beneficial owners of the shares indicated, with sole voting and investment power over the shares owned, unless otherwise noted.

(2) Includes 170,000 shares subject to immediately exercisable options. Also includes 80,000 shares owned by Wanda T. Stevens, the former spouse of Paul K. Stevens, which Mr. Stevens has the right to vote. Mr. Stevens disclaims beneficial ownership of these securities owned by his former spouse.

(3) Includes 6,000 shares subject to currently exercisable warrants.

(4) Represents shares subject to currently exercisable options. Includes 25,000 shares subject to currently exercisable warrants granted to a general partnership of which Mr. Wekstein is a partner. Mr. Wekstein disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)  Represents shares subject to currently exercisable options.

(6) Includes 36,567 shares subject to currently exercisable options held by officers not listed.

                         ----------------------

                         PROPOSAL 1
                    ELECTION OF DIRECTORS

     Messrs. Stevens, Wekstein and Zenlea have been nominated for election as directors at the Annual Meeting of Shareholders of the Company.
Messrs. Stevens and Wekstein each currently serves as a director of the Company and was elected by the shareholders at the last annual meeting. The Board has also nominated Steven S. Zenlea as a director of the Company to replace Peter N. Giacomozzi, who is not standing for reelection. Directors serve until the next annual meeting of shareholders and until their successors are elected and qualified. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy have the right to use their discretion to vote for a substitute.



DIRECTORS NOMINATED FOR ELECTION:  EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the nominees for election at the Annual Meeting as well as the Executive Officers of the Company:


                             First       Nominee
Name and Position            Elected       For
with Company          Age    Director    Director
-----------------     ---    --------    --------

Paul K. Stevens        49    1985          Yes
Chairman, Chief
Executive Officer,
President and Chief
Operating Officer

Walter D. Wekstein     63    1986          Yes
Clerk

Steven S. Zenlea       39    N/A           Yes


Peter A. Stevens       52    N/A           N/A
Treasurer, Vice
President - Finance
and Chief Financial Officer

     PAUL K. STEVENS founded the Company in June 1985. From June 1985 to the present, Mr. Stevens has served as the Chairman of the Board and Chief Executive Officer of the Company. Mr. Stevens also currently serves as the Chief Operating Officer of the Company as well as President of the Company, a position which he had previously held from June 1985 to October 1994.

     WALTER D. WEKSTEIN has served as the Clerk of the Company since June 1985. For more than ten years, Mr. Wekstein has been a partner of Gadsby & Hannah, Boston, Massachusetts, which is counsel to the Company. The Company paid Gadsby & Hannah $100,867 during the fiscal year ended June 30, 1995 for legal services rendered to the Company.

     STEVEN S. ZENLEA has been nominated to serve as a Director of the Company. Mr. Zenlea currently is manager of operations for Hans Kissel Corporation, a food manufacturing company. Mr. Zenlea had been the President and Chief Operating Officer of the Company from October 21, 1994 to October 11, 1995, when he resigned. Mr. Zenlea also served as the Director of Manufacturing of the Company from June 1992 until October 1994. From June 1991 through May 1992, Mr. Zenlea was an account representative for Herbert V. Shuster, Inc., a Quincy, Massachusetts, foods research facility. Mr. Zenlea had previously been employed by the Company from February 1988 through May 1991.

     PETER A. STEVENS is the Treasurer, Chief Financial Officer and Vice President, Finance of the Company and has been employed by the Company since 1990. Mr. Stevens was the vice president and controller of International Biotechnologies, Inc., a biotechnology company in New Haven, Connecticut, from 1984 through 1989.

     There are no family relationships among the Company's executive officers and directors.

     Pursuant to a financial consulting arrangement entered into between the Company and Gro-Vest, Inc. ("Gro-Vest"), a financial consulting firm, in May 1986, Gro-Vest has the right to nominate an individual to serve on the Company's Board of Directors for whom Paul Stevens has agreed to vote. To date, Gro-Vest has not exercised that right.

     Non-employee directors of the Company receive no cash compensation for services performed in their capacities as directors, but receive reimbursement from the Company for out-of-pocket expenses incurred.
In addition, the Company may consider granting stock options to non-management directors and consultants to the Board.

     During the fiscal year ended June 30, 1995, the Board of Directors held four meetings, which were all held by consent action.

     There are two standing committees designated by the Board of Directors: the Audit Committee and the Compensation/Stock Option Committee. The members and the function of each committee are described below:

Committee               Function                 Members
---------               --------                 -------
Audit Committee    To recommend an accounting     Paul K. Stevens
                   firm to serve as independent     and Peter N.
                   accountants for the Company;     Giacomozzi*
                   to review the scope and nature
                   of audit services provided
                   by the independent accountants.

Compensation/      To administer the Incentive    Paul K. Stevens
Stock Option       Stock Option Plan, grant
Committee     	    non-qualified stock options
                   and to review compensation
                   policies of the Company.

---------------
     * Mr. Giacomozzi is not standing for reelection at the Annual Meeting.

     The Compensation/Stock Option Committee met eight times during the course of the 1995 fiscal year. The Audit Committee did not meet during the course of the 1995 fiscal year.

Executive Compensation and Other Transactions with Management
-------------------------------------------------------------

     The following table sets forth for the fiscal years ended June 30, 1995, 1994 and 1993, certain information regarding the compensation paid or accrued to Paul K. Stevens, Chief Executive Officer of the Company (the "named executive officer"). No executive officer, other than Paul K. Stevens, earned total salary and bonus in excess of $100,000 during the year ended June 30, 1995, for services in all capacities to the Company.

               SUMMARY COMPENSATION TABLE

                                                   Long Term
                                                   Compensation
                                                      Awards
                                                    Securities
                                                    Underlying
Name and                    Annual Compensation      Options/
Principal     Year Ended                               SARs
Position      June 30      Salary   Bonus              (#)
--------     ----------    ------   -----         -----------

Paul K. Stevens  1995      $103,533  $25,000               0
Chairman,        1994      $121,593  $26,940         110,000
Chief Executive  1993      $ 65,721  $42,261          60,000
Officer
Chief Operating
Officer
and President

     The following table sets forth certain information concerning the unexercised options held on June 30, 1995 by the named executive officer:

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR*
             AND FISCAL YEAR END OPTION VALUES

              Number of Securities         Value of Unexercised
            Underlying Unexercised             In-the Money
              Options at FY End (#)        Options at FY End ($)
            -----------------------        ---------------------
Name      Exercisable  Unexercisable   Exercisable  Unexercisable
----      -----------  -------------   -----------  -------------
Paul K.
Stevens   170,000           0          $(178,300)       $0

-----------------
     * There were no options exercises by the named executive officer in fiscal year 1995.

                   -----------------------------


Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities and Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent share owners are required by SEC regulations to furnish the Company with copies of all Forms 3,4 and 5 filed.

     Based solely on review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1995 except that: as the result of an oversight, Mr. Peter N. Giacomozzi failed to file timely a Form 5 for each of the fiscal years ended June 30, 1989 through June 30, 1995; and Mr. Peter A. Stevens failed to file timely a Form 5 for the fiscal year ended June 30, 1995 for a transaction which occurred in April 1995.

Employment Agreement with Paul K. Stevens
-----------------------------------------

     The Company entered into a five-year Employment Agreement with Paul K. Stevens, its Chairman of the Board and Chief Executive Officer, as of December 11, 1989; the agreement expired on December 11, 1994.

                 ---------------------------

                         PROPOSAL 2
     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends that the shareholders ratify the appointment of Price Waterhouse L.L.P. as independent accountants to audit the financial statements of the Company for the fiscal year ending June 30, 1996.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will consider it a direction to select other auditors for the subsequent year. It is understood that even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accountant at any time during the year if the Board feels that such a change would be in the best interest of the Company and its shareholders.

     Representatives of Price Waterhouse L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement if they wish and will be available to respond to appropriate questions from shareholders.

                 SHAREHOLDER PROPOSALS

     As of the date of this Proxy Statement, the Company has not timely received any proposals from shareholders to be voted upon at the Annual Meeting.

     Shareholders who wish to submit proposals for consideration at the next Annual Meeting should submit their proposals to the Company at its offices in Chelsea, Massachusetts not later than July 31, 1996.

                     OTHER MATTERS

     As of the date of this Proxy Statement, the only matters which Management expects to be conducted at the Annual Meeting are the election of directors and the ratification of the selection of Price Waterhouse L.L.P. as accountants. However, if any other matters properly come before the meeting, the persons named in the attached form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                    VOTING PROCEDURES

     For both Proposals on the agenda, the holders of fifty-one percent (51%) in interest of the common stock issued and outstanding, entitled to vote and present in person or represented by proxy, will constitute a quorum. Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on a Proposal, as well as "broker non-votes," discussed below, count toward establishing the presence of a quorum.

     Assuming the presence of a quorum, directors of the Company are elected by plurality vote of the common stock present in person or represented by proxy and voting in the election of directors. Shares may be voted for or withheld from each nominee for election as a director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and will have no effect on the election of directors of the Company.

     Assuming the presence of a quorum, Proposal 2, the ratification of the selection of the independent certified public accountants, must be approved by affirmative vote of a majority of the common stock present in person or represented by proxy and voting on the Proposal. Shares represented by proxies which are marked "abstain" for Proposal 2 on the proxy card and proxies which are marked to deny discretionary authority on other matters will, therefore, not be included in the vote totals for the Proposal and have no effect on the vote.

     Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares.
Proposal 1, the uncontested election of directors, and Proposal 2, the ratification of independent accountants, are "routine" matters for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") or does not indicate a specific choice ("for," "against" or "abstain") on a matter that is "non-routine," that action is called a "broker non-vote" as to that matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this meeting of the Company's stockholders, shares represented by such a proxy card would be voted "FOR" Proposals 1 and 2.

                            PAUL K. STEVENS
                            Chairman of the Board,
                            Chief Executive Officer,
                            Chief Operating Officer
                            and President

Dated:  November 6, 1995

        ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.
             ANNUAL MEETING OF SHAREHOLDERS
                     DECEMBER 15, 1995

X  PLEASE MARK VOTES AS IN THIS EXAMPLE
--
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.  Election of Directors.  Nominees:
    Paul K. Stevens      Walter D. Wekstein     Steven S. Zenlea

        --  FOR        -- WITHHOLD        -- FOR ALL EXCEPT

(INSTRUCTION:  TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE,
MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


                     ---------------------------
2. Ratification of selection of Price Waterhouse L.L.P. as the independent certified public accountants for the fiscal year 1996.

       -- FOR          -- AGAINST        -- ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
    Meeting.

       -- FOR          -- AGAINST        -- ABSTAIN

The undersigned hereby appoints Paul K. Stevens and Peter A. Stevens, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated above all the shares of Common Stock of Original Italian Pasta Products Co., Inc. held of record by the undersigned on October 31, 1995 at the Annual Meeting of Shareholders to be held on December 15, 1995 or any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     Please be sure to sign and date this Proxy in the box below.

                               Date:
                                    -------------------



----------------------------    ------------------------------
Shareholder sign above           Co-holder (if any) sign above